As Filed with the Securities and Exchange Commission on January 28, 1998
                                              Registration No. 333-36631


                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 1
                                       TO

                                   FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                              M.D.C. Holdings, Inc.
                 Co-Registrants are listed after the cover page.
               (Exact name of registrant as specified in charter)


           Delaware                                    84-0622967
(State or other jurisdiction              (I.R.S. Employer Identification No.)
 of Incorporation or organization)

                             3600 S. Yosemite Street
                                    Suite 900
                              Denver, Colorado 80237
                                  (303) 773-1100
             (Address,  including zip code, and telephone  number,
              including  area code,  of  registrant's  principal
                               executive offices)

Daniel S. Japha, Esq.                            Copy to:
Secretary and General Counsel - Corporate        Nick Nimmo, Esq.
M.D.C. Holdings, Inc.                            Holme Roberts & Owen LLP
3600 S. Yosemite Street, Suite 900               1700 Lincoln Street, Suite 4100
Denver, Colorado 80237                           Denver, Colorado 80203
(303) 773-1100                                   (303) 861-7000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement as determined by market conditions.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box. /x /

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement from the same offering. / / ..............

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ..............

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

         The following subsidiaries of Registrant may guarantee the Debt Securities and are Co-Registrants under this Registration Statement.

                                                  Jurisdiction of
         Name of                                   Incorporation        I.R. S. Employer
         Co-Registrant                            or Organization       Identification No.
         -------------                            ---------------       ------------------
RICHMOND AMERICAN HOMES OF CALIFORNIA, INC.         COLORADO               77-0084376
RICHMOND AMERICAN HOMES OF MARYLAND, INC.           MARYLAND               52-0814857
RICHMOND AMERICAN HOMES OF NEVADA, INC.             COLORADO               88-0227698
RICHMOND AMERICAN HOMES OF VIRGINIA, INC.           VIRGINIA               54-0570445
RICHMOND AMERICAN HOMES OF ARIZONA, INC.            DELAWARE               86-0277026
RICHMOND AMERICAN HOMES OF COLORADO, INC.           DELAWARE               84-1256155



                                   PART II

              INFORMATION NOT REQUIRED IN THE REGISTRATION STATEMENT


Item 16. Exhibits.

Exhibit Number                                 Description of Documents
- --------------                                 ------------------------

         1.1                            Underwriting Agreement

         4.1 Form of Certificate for shares of the Company's common stock (incorporated herein by reference to Exhibit 4.1 of the Company's Registration Statement on Form S-3, Registration No. 33-426). *

         4.2(a) Senior Indenture dated January 28, 1998, by and between M.D.C. Holdings, Inc.
                                        and U.S. Bank National Association, as
                                        trustee.

         4.2(b) Form of Senior Subordinated Indenture by and between M.D.C. Holdings, Inc. and
                                                       , as trustee. **
                                        ---------------

         4.2(c) Form of Junior Subordinated Indenture by and between M.D.C. Holdings, Inc. and
                                                           , as trustee. **
                                        -------------------

         5.1                            Opinion of Holme Roberts & Owen LLP. **

         12.1                           Statement re computation of earnings to
                                        fixed charges. **

         23.1                           Consent of Price Waterhouse LLP. **

         23.2                           Consent of Holme Roberts & Owen LLP
                                        (included in Exhibit 5.1).

         24 Power of attorney (included on the signature pages of the original filing of Form S-3).

         25.1                           Statement of Eligibility of Trustee;
                                        Form T-1.

- -------------------

*  Incorporated herein by reference.
** Previously filed.



                                    SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, M.D.C. Holdings, Inc. and the Co-Registrants named below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on the 28th day of January, 1998.


                                       M.D.C. HOLDINGS, INC.


                                       By: /s/ Paris G. Reece III
                                          ---------------------------
                                       Paris G. Reece III
                                       Senior Vice President

                                       CO-REGISTRANTS:

                                       RICHMOND AMERICAN HOMES OF CALIFORNIA,
                                         INC.
                                       RICHMOND AMERICAN HOMES OF MARYLAND,
                                         INC.
                                       RICHMOND AMERICAN HOMES OF NEVADA, INC.
                                       RICHMOND AMERICAN HOMES OF VIRGINIA, INC.


                                       By: /s/ Paris G. Reece III
                                          ----------------------------
                                          Paris G. Reece III
                                          Executive Vice President

                                       RICHMOND AMERICAN HOMES OF ARIZONA, INC.
                                       RICHMOND AMERICAN HOMES OF COLORADO,
                                         INC.


                                       By: /s/ Paris G. Reece III
                                          ----------------------------
                                          Paris G. Reece III
                                          Vice President

         Pursuant to the requirements of the Securities Act of 1933, this registration statement or amendment thereto has been signed by the following persons in the capacities and on the date indicated.

                      REGISTRANT OFFICERS AND DIRECTORS

                                    Principal Executive Officer:

                                    *
                                    ---------------------------
                                    Larry A. Mizel,
                                    Chairman of the Board of Directors,
                                    President and Chief Executive Officer

                                    Chief Operating Officer:

                                    *
                                    ---------------------------
                                    David D. Mandarich,
                                    Director, Executive Vice President -
                                    Real Estate and Chief Operating Officer

                                    Principal Financial and Accounting Officer:

                                    *
                                    ---------------------------
                                    Paris G. Reece III,
                                    Senior Vice President,
                                    Chief Financial Officer and
                                      Principal Accounting Officer

                                    Other Directors:

                                    *
                                    ------------------------------
                                    Steven J. Borick

                                    *
                                    ------------------------------
                                    Gilbert Goldstein

                                    *
                                    ------------------------------
                                    William B. Kemper

                                    *
                                    ------------------------------
                                    Herbert T. Buchwald

                     CO-REGISTRANT OFFICERS AND DIRECTORS

                                    RICHMOND AMERICAN HOMES OF CALIFORNIA,
                                      INC.
                                    RICHMOND AMERICAN HOMES OF MARYLAND,
                                      INC.
                                    RICHMOND AMERICAN HOMES OF NEVADA, INC.
                                    RICHMOND AMERICAN HOMES OF VIRGINIA, INC.

                                    Principal Executive, Financial and
                                      Accounting Officer:

                                     *
                                     ---------------------------
                                     Paris G. Reece III,
                                     Executive Vice President, Director

                                     RICHMOND AMERICAN HOMES OF ARIZONA, INC.

                                     Principal Executive, Financial and
                                       Accounting Officer:

                                     *
                                     ---------------------------
                                     Paris G. Reece III,
                                     Vice President, Treasurer, Director

                                     RICHMOND AMERICAN HOMES OF COLORADO,
                                       INC.

                                     Principal Executive Officer:

                                     *
                                     ---------------------------
                                     David D. Mandarich,
                                     Chairman of the Board of Directors,
                                       President

                                     Principal Financial and Accounting
                                       Officer:

                                     *
                                     ---------------------------
                                     Paris G. Reece III,
                                     Vice President

                                     Other Directors:

                                     *
                                     -----------------------------
                                     Steven J. Borick

                                     *
                                     -----------------------------
                                     Larry A. Mizel




- --------------------------------------
* By Daniel S. Japha, Attorney-in-Fact